Security Equity Fund
Security Income Fund
Security Mid Cap Growth Fund
Security Large Cap Value Fund
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

Supplement
Dated May 15, 2012

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses for the above listed funds and their underlying series (the “Funds”):

Shareholders of the Funds may exchange their shares for shares of another Fund or for shares of other funds distributed by the distributor, Rydex Distributors, LLC, which includes the Rydex │ SGI U.S. Government Money Market Fund. Effective following the close of business on June 15, 2012, the Rydex │ SGI U.S. Government Money Market Fund will no longer offer multiple classes of shares, and all outstanding shares of the Rydex │ SGI U.S. Government Money Market Fund will be converted to the Rydex │ SGI U.S. Government Money Market Fund’s new share class, the Money Market Class Shares. As a result of this change, Class A, Class B, Class C and Institutional Class shares (as applicable) of the Funds will be exchangeable into the Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund.

Effective following the close of business on June 15, 2012, the section entitled “Exchange Privilege” is modified by adding the following sub-section:

Exchanges into the Rydex │ SGI U.S. Government Money Market Fund. A Fund's shares may be exchanged into the Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial (up-front) sales charges, initial investment minimum and minimum balance requirements.

If your investment in Class A, Class B or Class C shares of a Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex │ SGI U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.

The period of time during which you hold the Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares or within five years of a purchase of Class B shares.

Accordingly, if your Class A, Class B or Class C shares of a Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund.

If your Class A, Class B or Class C shares of a Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund for Class A, Class B or Class C shares of another Rydex │ SGI Fund, respectively, the deferred sales charge will not be assessed by the Rydex │ SGI U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A, Class B or Class C shares of a Fund prior to the exchange of the shares for Money Market Class Shares. Therefore, a deferred sales charge will be based on the period of time you held Class A, Class B or Class C shares of a Fund and the other Rydex │ SGI Funds.

Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.

If you exchange Class B shares of the Funds into the Money Market Class Shares, you may only subsequently exchange your Money Market Class Shares of the Rydex │ SGI U.S. Government Money Market Fund for Class B shares of a Rydex │ SGI Fund, although once you have reached the period necessary to convert into Class A shares, you will be eligible to exchange the Money Market Class Shares for Class A shares of another Rydex │ SGI Fund.

For additional information, see the prospectus for the Rydex │ SGI U.S. Government Money Market Fund.

Please Retain This Supplement for Future Reference